UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2011

Date of reporting period:	9/30/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL STOCK INDEX FUND

ANNUAL REPORT • SEPTEMBER 30, 2011

Fund Type

Large-cap stock

Objective

Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and

information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the

Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

November 15, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Stock Index Fund informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Prudential Investment Portfolios 8/Prudential Stock Index Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 3.25% (Class A shares). Gross operating expenses: Class A, 0.77%; Class B, 1.95%; Class C, 1.39%; Class I, 0.41%; Class Z, 0.47%. Net operating expenses: Class A, 0.55%; Class B, 1.73%; Class C, 1.17%; Class I, 0.19%; Class Z, 0.25%, after contractual reduction through 1/31/2013.

Cumulative Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years
Class A	0.74%	–7.71%	25.57%
Class B	0.19	–10.98	16.65
Class C	0.14	–11.05	16.64
Class I	1.08	–6.06	30.00
Class Z	1.02	–6.38	29.03
S&P 500 Index	1.13	–5.75	32.00
Lipper Average	0.56	–8.20	25.64

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years
Class A	–2.53%	–2.24%	1.97%
Class B	–4.79	–2.49	1.55
Class C	–0.86	–2.32	1.55
Class I	1.08	–1.24	2.66
Class Z	1.02	–1.31	2.58
S&P 500 Index	1.13	–1.18	2.82
Lipper Average	0.56	–1.70	2.30

Average Annual Total Returns (Without Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years
Class A	0.74%	–1.59%	2.30%
Class B	0.19	–2.30	1.55
Class C	0.14	–2.32	1.55
Class I	1.08	–1.24	2.66
Class Z	1.02	–1.31	2.58

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Stock Index Fund (Class A shares) with a similar investment in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2001) and the account values at the end of the current fiscal year (September 30, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through January 31, 2008, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 3.25% and a 12b-1 fee of up to 0.30% annually. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange

Prudential Investment Portfolios 8/Prudential Stock Index Fund	3

Your Fund’s Performance (continued)

may be made from Class A shares to Class Z shares of the Fund. Class B shares do not pay a front-end sales charge but are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class I and Class Z shares are not subject to sales charges or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s total returns would have been lower. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Benchmark Definitions

S&P 500 Index

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It is a broad representation of how U.S. stock prices have performed.

Lipper S&P 500 Index Objective Funds Average

The Lipper S&P 500 Index Objective Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index or average. The returns for the S&P 500 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

S&P 500 Index as of 9/30/11

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Source: Factset.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500”, and “500” are trademarks of Standard & Poor’s Financial Services LLC and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Prudential Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund.

The performance cited does not represent the performance of the Prudential Stock Index Fund. Past performance does not guarantee future results. Investors cannot invest directly in an index or average.

* Sector weightings are subject to change.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Stock Index Fund Class A shares gained 0.74% for the 12-month reporting period that ended September 30, 2011, which trailed the 1.13% gain of the S&P 500 Index (the Index), and exceeded the 0.56% return of the Lipper S&P 500 Index Objective Funds Average.

How is the Fund managed?

Quantitative Management Associates LLC (QMA) manages the Fund, which employs a “passive” investment strategy that aims to hold the same mix of shares as the S&P 500 Index, which is widely regarded as representative of the performance of the U.S. stock market. The Fund sells a security within a reasonable time after it has been removed from the S&P 500 Index.

The Fund tries to achieve a very close correlation between its performance and that of the S&P 500 Index. However, potential tracking differences, brokerage costs, as well as other costs and expenses of the Fund, may cause its return to be lower than that of the S&P 500 Index.

What were conditions like in the U.S. stock market?

•

The stock market in the U.S., as measured by the S&P 500 Index, made strong gains for most of the first half of the reporting period, but lost traction in the second half. The highest gains occurred in late April and the deepest losses at the end in September.

•

Early in the period stocks in the Index advanced on positive factors. Companies with international operations recorded strong profits in developing countries. Low interest rates helped companies with healthy balance sheets to use excess cash for acquisitions, and hiking dividend payouts.

•

In late January, a popular anti-government uprising in Tunisia broke out, inspiring similar action in other Middle Eastern and North African countries. This brought the fear factor back into play for investors, causing a brief flight to quality, but stocks held on to gains for the month. In February, regional flare-ups spread to other countries, including oil exporter Libya. Crude oil prices rose steadily, raising a caution flag for the markets. But despite the uncertainty of potential oil-price shocks, investors chose not to unload holdings in large-cap multinational stocks, as the Index continued to rise.

•

In March, Japan’s nuclear disaster, caused by an earthquake and tsunami of historical magnitude, wreaked havoc on international markets, negatively affecting virtually all major indexes, and erasing year-to-date gains in several days. For U.S. equities, the disruption was temporary. The continued

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confidence in company fundamentals, coupled with positive signs of a U.S. economic recovery, pushed equities forward. The market rebounded, reaching highs for the year in late April.

•

In May, the sovereign debt crisis in the euro zone and weakness in the U.S. economy continued to weigh on equities. Plus, sluggishness in developing economies, which have fueled recent international growth, stalled stock markets. U.S. equities continued to experience losses through May and most of June. This was followed by higher volatility in July.

•

In late July, the protracted partisan battle in Congress over extending the U.S. debt ceiling drained investor confidence, and the Index plunged. Congress finally agreed to raise the federal government’s borrowing limit. Soon after, the Standard & Poor’s rating agency downgraded the long-term debt rating of the United States to AA+ from AAA for the first time in U.S. history. The U.S. downgrade was another blow in a year that has experienced severe market disruptions.

•

A slower economic growth forecast also contributed to the broad selloff in equities, as investors rushed into U.S. Treasurys. The Index fell significantly in August and fell further in September. All segments of the equity markets suffered. Once again, stocks in large-cap companies were the most resilient, since these companies generally hold less debt, manage expenses efficiently, and have strong cash reserves.

How did the sectors of the S&P 500 Index perform?

•

As U.S. economic growth slowed, defensive stocks, those more resistant to the movement of the business cycle, gained ground. Utilities posted the highest return. Consumer staples, healthcare, and telecommunications services also rose.

•

Cyclical stocks, which are more sensitive to economic conditions, were mixed. Consumer discretionary, energy, and information technology posted mild gains. However, industrials, materials, and financials declined.

How did the U.S. stock market perform with respect to investment styles?

•

During the reporting period all stock-specific styles declined. Large-cap growth style stocks declined the least. Investors favored growth over value mainly because of more attractive valuations against value stocks. Growth stocks also feature more technology companies with overseas operations and more cash. Value-style stocks include many financial companies, which in the current environment have been out of favor.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2011, at the beginning of the period, and held through the six-month period ended September 30, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investment funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

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expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Stock Index Fund		Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$859.90	0.57%	$2.66
	Hypothetical	$1,000.00	$1,022.21	0.57%	$2.89

Class B	Actual	$1,000.00	$861.00	1.52%	$7.09
	Hypothetical	$1,000.00	$1,017.45	1.52%	$7.69

Class C	Actual	$1,000.00	$857.60	1.16%	$5.40
	Hypothetical	$1,000.00	$1,019.25	1.16%	$5.87

Class I	Actual	$1,000.00	$861.50	0.19%	$0.89
	Hypothetical	$1,000.00	$1,024.12	0.19%	$0.96

Class Z	Actual	$1,000.00	$861.10	0.25%	$1.17
	Hypothetical	$1,000.00	$1,023.82	0.25%	$1.27

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2011, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	9

Portfolio of Investments

as of September 30, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 97.3%
COMMON STOCKS

Aerospace & Defense 2.6%
56,284	Boeing Co. (The)(a)	$3,405,745
29,212	General Dynamics Corp.	1,661,871
9,199	Goodrich Corp.	1,110,135
59,815	Honeywell International, Inc.	2,626,476
14,272	ITT Corp.	599,424
9,000	L-3 Communications Holdings, Inc.(a)	557,730
22,156	Lockheed Martin Corp.	1,609,412
22,848	Northrop Grumman Corp.	1,191,752
11,100	Precision Castparts Corp.	1,725,606
26,444	Raytheon Co.	1,080,766
11,563	Rockwell Collins, Inc.(a)	610,064
14,934	Textron, Inc.(a)	263,436
69,840	United Technologies Corp.	4,913,942

		21,356,359

Air Freight & Logistics 1.0%
12,600	C.H. Robinson Worldwide, Inc.(a)	862,722
16,500	Expeditors International of Washington, Inc.	669,075
24,216	FedEx Corp.	1,638,939
75,100	United Parcel Service, Inc. (Class B Stock)	4,742,565

		7,913,301

Airlines 0.1%
56,774	Southwest Airlines Co.	456,463

Auto Components 0.2%
18,171	Goodyear Tire & Rubber Co. (The)(b)	183,345
51,756	Johnson Controls, Inc.	1,364,806

		1,548,151

Automobiles 0.4%
293,138	Ford Motor Co.(a)(b)	2,834,644
17,100	Harley-Davidson, Inc.	587,043

		3,421,687

Beverages 2.8%
10,508	Beam, Inc.	568,273
8,020	Brown-Forman Corp. (Class B Stock)(a)	562,523
174,132	Coca-Cola Co. (The)	11,764,358

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	11

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Beverages (cont’d.)
26,200	Coca-Cola Enterprises, Inc.	$651,856
12,600	Constellation Brands, Inc. (Class A Stock)(b)	226,800
17,300	Dr Pepper Snapple Group, Inc.	670,894
12,494	Molson Coors Brewing Co. (Class B Stock)	494,887
119,751	PepsiCo, Inc.	7,412,587

		22,352,178

Biotechnology 1.3%
70,204	Amgen, Inc.	3,857,710
18,320	Biogen Idec, Inc.(b)	1,706,508
36,200	Celgene Corp.(b)	2,241,504
5,800	Cephalon, Inc.(a)(b)	468,060
57,900	Gilead Sciences, Inc.(b)	2,246,520

		10,520,302

Building Products
20,126	Masco Corp.	143,297

Capital Markets 1.8%
18,871	Ameriprise Financial, Inc.	742,763
95,838	Bank of New York Mellon Corp. (The)	1,781,628
7,300	BlackRock, Inc.	1,080,473
73,511	Charles Schwab Corp. (The)(a)	828,469
15,420	E*Trade Financial Corp.(b)	140,476
7,100	Federated Investors, Inc. (Class B Stock)(a)	124,463
11,314	Franklin Resources, Inc.	1,082,071
39,500	Goldman Sachs Group, Inc. (The)	3,734,725
35,100	Invesco Ltd.	544,401
10,000	Janus Capital Group, Inc.(a)	60,000
11,000	Legg Mason, Inc.	282,810
113,936	Morgan Stanley(a)	1,538,136
17,662	Northern Trust Corp.	617,817
37,062	State Street Corp.	1,191,914
20,000	T. Rowe Price Group, Inc.	955,400

		14,705,546

Chemicals 2.0%
16,632	Air Products & Chemicals, Inc.	1,270,186
5,000	Airgas, Inc.	319,100
5,300	CF Industries Holdings, Inc.	653,967

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Chemicals (cont’d.)
90,336	Dow Chemical Co. (The)	$2,028,947
69,344	E.I. du Pont de Nemours & Co.	2,771,680
5,093	Eastman Chemical Co.	349,023
17,882	Ecolab, Inc.	874,251
6,100	FMC Corp.	421,876
6,075	International Flavors & Fragrances, Inc.	341,536
40,084	Monsanto Co.	2,406,643
19,000	Mosaic Co. (The)	930,430
12,374	PPG Industries, Inc.	874,347
23,458	Praxair, Inc.	2,192,854
6,916	Sherwin-Williams Co. (The)	513,997
8,832	Sigma-Aldrich Corp.	545,729

		16,494,566

Commercial Banks 2.5%
53,658	BB&T Corp.(a)	1,144,525
13,961	Comerica, Inc.	320,684
70,173	Fifth Third Bancorp	708,747
17,843	First Horizon National Corp.	106,344
65,029	Huntington Bancshares, Inc.	312,139
69,635	KeyCorp	412,936
9,600	M&T Bank Corp.(a)	671,040
40,902	PNC Financial Services Group, Inc.	1,971,068
101,674	Regions Financial Corp.(a)	338,575
43,083	SunTrust Banks, Inc.	773,340
146,395	U.S. Bancorp	3,446,138
406,416	Wells Fargo & Co.	9,802,754
13,700	Zions Bancorporation(a)	192,759

		20,201,049

Commercial Services & Supplies 0.5%
9,468	Avery Dennison Corp.	237,457
7,100	Cintas Corp.(a)	199,794
12,300	Iron Mountain, Inc.	388,926
15,525	Pitney Bowes, Inc.(a)	291,870
13,540	R.R. Donnelley & Sons Co.	191,185
25,375	Republic Services, Inc.	712,023
6,000	Stericycle, Inc.(b)	484,320
36,913	Waste Management, Inc.(a)	1,201,887

		3,707,462

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	13

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Communications Equipment 2.0%
418,344	Cisco Systems, Inc.	$6,480,149
6,300	F5 Networks, Inc.(b)	447,615
8,700	Harris Corp.(a)	297,279
13,987	JDS Uniphase Corp.(b)	139,450
40,900	Juniper Networks, Inc.(b)	705,934
19,826	Motorola Mobility Holdings, Inc.(b)	749,026
25,516	Motorola Solutions, Inc.	1,069,121
129,100	QUALCOMM, Inc.	6,278,133
23,994	Tellabs, Inc.	102,934

		16,269,641

Computers & Peripherals 4.7%
70,544	Apple, Inc.(b)	26,889,962
126,640	Dell, Inc.(b)	1,791,956
158,004	EMC Corp.(b)	3,316,504
159,202	Hewlett-Packard Co.(a)	3,574,085
6,552	Lexmark International, Inc. (Class A Stock)(b)	177,100
27,300	NetApp, Inc.(a)(b)	926,562
18,300	SanDisk Corp.(b)	738,405
18,700	Western Digital Corp.(a)(b)	480,964

		37,895,538

Construction & Engineering 0.1%
13,274	Fluor Corp.(a)	617,905
9,800	Jacobs Engineering Group, Inc.(b)	316,442
12,800	Quanta Services, Inc.(b)	240,512

		1,174,859

Construction Materials
7,800	Vulcan Materials Co.(a)	214,968

Consumer Finance 0.8%
78,759	American Express Co.	3,536,279
35,666	Capital One Financial Corp.	1,413,444
40,918	Discover Financial Services	938,659
40,692	SLM Corp.	506,615

		6,394,997

Containers & Packaging 0.1%
13,864	Ball Corp.	430,062

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Containers & Packaging (cont’d.)
7,010	Bemis Co., Inc.	$205,463
12,900	Owens-Illinois, Inc.(b)	195,048
12,336	Sealed Air Corp.	206,011

		1,036,584

Distributors 0.1%
13,099	Genuine Parts Co.	665,429

Diversified Consumer Services 0.1%
9,800	Apollo Group, Inc. (Class A Stock)(a)(b)	388,178
4,700	DeVry, Inc.	173,712
22,920	H&R Block, Inc.	305,065

		866,955

Diversified Financial Services 2.8%
774,595	Bank of America Corp.	4,740,522
223,915	Citigroup, Inc.	5,736,702
5,190	CME Group, Inc. (Class A Stock)	1,278,816
5,500	IntercontinentalExchange, Inc.(b)	650,430
300,393	JPMorgan Chase & Co.	9,047,837
15,300	Leucadia National Corp.(a)	347,004
15,476	Moody’s Corp.(a)	471,244
11,100	NASDAQ OMX Group, Inc. (The)(b)	256,854
19,400	NYSE Euronext	450,856

		22,980,265

Diversified Telecommunication Services 2.9%
453,331	AT&T, Inc.	12,929,000
46,108	CenturyLink, Inc.	1,527,097
69,160	Frontier Communications Corp.(a)	422,568
215,333	Verizon Communications, Inc.(a)	7,924,254
38,977	Windstream Corp.	454,472

		23,257,391

Electric Utilities 2.1%
36,991	American Electric Power Co., Inc.	1,406,398
101,269	Duke Energy Corp.(a)	2,024,367
26,062	Edison International	996,872
15,215	Entergy Corp.	1,008,602
51,056	Exelon Corp.	2,175,496

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	15

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electric Utilities (cont’d.)
31,477	FirstEnergy Corp.	$1,413,632
32,072	NextEra Energy, Inc.	1,732,529
14,200	Northeast Utilities	477,830
15,400	Pepco Holdings, Inc.	291,368
7,900	Pinnacle West Capital Corp.	339,226
39,952	PPL Corp.	1,140,230
22,358	Progress Energy, Inc.	1,156,356
64,715	Southern Co. (The)	2,741,975

		16,904,881

Electrical Equipment 0.4%
57,850	Emerson Electric Co.	2,389,783
11,363	Rockwell Automation, Inc.	636,328
7,300	Roper Industries, Inc.	503,043

		3,529,154

Electronic Equipment, Instruments & Components 0.3%
13,100	Amphenol Corp. (Class A Stock)	534,087
120,897	Corning, Inc.	1,494,287
9,500	FLIR Systems, Inc.	237,975
13,700	Jabil Circuit, Inc.	243,723
9,050	Molex, Inc.	184,348

		2,694,420

Energy Equipment & Services 1.8%
33,845	Baker Hughes, Inc.	1,562,285
18,200	Cameron International Corp.(b)	756,028
5,400	Diamond Offshore Drilling, Inc.(a)	295,596
17,900	FMC Technologies, Inc.(a)(b)	673,040
69,022	Halliburton Co.	2,106,551
8,800	Helmerich & Payne, Inc.	357,280
21,600	Nabors Industries Ltd.(b)	264,816
33,000	National Oilwell Varco, Inc.	1,690,260
17,800	Noble Corp.	522,430
8,910	Rowan Cos., Inc.(b)	268,993
102,641	Schlumberger Ltd.	6,130,747

		14,628,026

Food & Staples Retailing 2.4%
32,408	Costco Wholesale Corp.	2,661,345

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food & Staples Retailing (cont’d.)
104,299	CVS Caremark Corp.(a)	$3,502,360
47,534	Kroger Co. (The)	1,043,847
25,900	Safeway, Inc.	430,717
15,878	SUPERVALU, Inc.(a)	105,748
44,380	Sysco Corp.	1,149,442
70,378	Walgreen Co.	2,314,732
136,526	Wal-Mart Stores, Inc.	7,085,699
11,500	Whole Foods Market, Inc.	751,065

		19,044,955

Food Products 1.9%
51,459	Archer-Daniels-Midland Co.	1,276,698
13,947	Campbell Soup Co.(a)	451,464
27,543	ConAgra Foods, Inc.	667,092
11,300	Dean Foods Co.(b)	100,231
48,744	General Mills, Inc.	1,875,182
24,214	H.J. Heinz Co.	1,222,323
11,716	Hershey Co. (The)(a)	694,056
11,200	Hormel Foods Corp.(a)	302,624
9,000	J.M. Smucker Co. (The)	656,010
18,470	Kellogg Co.	982,419
132,566	Kraft Foods, Inc. (Class A Stock)	4,451,566
10,600	McCormick & Co., Inc.	489,296
15,265	Mead Johnson Nutrition Co. (Class A Stock)	1,050,690
45,086	Sara Lee Corp.	737,156
24,900	Tyson Foods, Inc. (Class A Stock)	432,264

		15,389,071

Gas Utilities 0.1%
2,900	Nicor, Inc.	159,529
6,800	ONEOK, Inc.	449,072

		608,601

Healthcare Equipment & Supplies 1.9%
42,674	Baxter International, Inc.	2,395,718
17,012	Becton, Dickinson and Co.	1,247,320
117,772	Boston Scientific Corp.(a)(b)	696,033
7,012	C.R. Bard, Inc.	613,830
17,786	CareFusion Corp.(b)	425,975
37,500	Covidien PLC	1,653,750

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	17

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Healthcare Equipment & Supplies (cont’d.)
10,700	DENTSPLY International, Inc.(a)	$328,383
7,900	Edwards Lifesciences Corp.(b)	563,112
3,100	Intuitive Surgical, Inc.(b)	1,129,268
82,558	Medtronic, Inc.	2,744,228
25,564	St. Jude Medical, Inc.	925,161
25,600	Stryker Corp.	1,206,528
9,300	Varian Medical Systems, Inc.(b)	485,088
14,911	Zimmer Holdings, Inc.(a)(b)	797,738

		15,212,132

Healthcare Providers & Services 2.1%
30,472	Aetna, Inc.	1,107,657
21,000	AmerisourceBergen Corp.	782,670
25,673	Cardinal Health, Inc.	1,075,185
21,491	CIGNA Corp.	901,333
11,650	Coventry Health Care, Inc.(b)	335,637
7,500	DaVita, Inc.(b)	470,025
36,800	Express Scripts, Inc.(b)	1,364,176
13,310	Humana, Inc.	968,036
7,500	Laboratory Corp. of America Holdings(a)(b)	592,875
18,476	McKesson Corp.	1,343,205
29,868	Medco Health Solutions, Inc.(b)	1,400,511
7,600	Patterson Cos., Inc.	217,588
11,100	Quest Diagnostics, Inc.	547,896
28,772	Tenet Healthcare Corp.(b)	118,828
83,248	UnitedHealth Group, Inc.	3,839,398
28,800	WellPoint, Inc.	1,880,064

		16,945,084

Healthcare Technology 0.1%
9,700	Cerner Corp.(a)(b)	664,644

Home Builders 0.1%
20,000	D.R. Horton, Inc.	180,800
10,800	Lennar Corp. (Class A Stock)	146,232
22,711	Pulte Group, Inc.(b)	89,708

		416,740

Hotels, Restaurants & Leisure 1.9%
33,500	Carnival Corp.	1,015,050

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
2,300	Chipotle Mexican Grill, Inc.(a)(b)	$696,785
11,153	Darden Restaurants, Inc.	476,791
21,600	International Game Technology	313,848
22,370	Marriott International, Inc. (Class A Stock)(a)	609,359
78,430	McDonald’s Corp.	6,887,722
57,300	Starbucks Corp.	2,136,717
14,300	Starwood Hotels & Resorts Worldwide, Inc.	555,126
14,351	Wyndham Worldwide Corp.	409,147
5,700	Wynn Resorts Ltd.	655,956
36,564	Yum! Brands, Inc.	1,805,896

		15,562,397

Household Durables 0.1%
6,100	Harman International Industries, Inc.	174,338
12,600	Leggett & Platt, Inc.(a)	249,354
23,627	Newell Rubbermaid, Inc.	280,453
5,885	Whirlpool Corp.	293,720

		997,865

Household Products 2.4%
10,432	Clorox Co.	691,955
37,330	Colgate-Palmolive Co.	3,310,424
30,116	Kimberly-Clark Corp.	2,138,537
209,023	Procter & Gamble Co. (The)	13,206,073

		19,346,989

Independent Power Producers & Energy Traders 0.2%
54,100	AES Corp. (The)(b)	528,016
14,529	Constellation Energy Group, Inc.	552,974
20,300	NRG Energy, Inc.(a)(b)	430,563

		1,511,553

Industrial Conglomerates 2.4%
54,098	3M Co.	3,883,696
41,000	Danaher Corp.	1,719,540
805,672	General Electric Co.	12,278,441
35,300	Tyco International Ltd.	1,438,475

		19,320,152

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	19

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Insurance 3.5%
25,800	ACE Ltd.	$1,563,480
36,100	Aflac, Inc.	1,261,695
37,608	Allstate Corp. (The)	890,934
29,501	American International Group, Inc.(a)(b)	647,547
24,789	Aon Corp.	1,040,642
8,400	Assurant, Inc.	300,720
132,900	Berkshire Hathaway, Inc. (Class B Stock)(b)	9,441,216
21,968	Chubb Corp.	1,317,860
11,207	Cincinnati Financial Corp.	295,080
37,000	Genworth Financial, Inc. (Class A Stock)(b)	212,380
33,453	Hartford Financial Services Group, Inc. (The)	539,932
23,851	Lincoln National Corp.	372,791
23,917	Loews Corp.	826,332
42,140	Marsh & McLennan Cos., Inc.	1,118,396
81,100	MetLife, Inc.	2,271,611
24,800	Principal Financial Group, Inc.	562,216
51,516	Progressive Corp. (The)	914,924
37,300	Prudential Financial, Inc.(c)	1,747,878
9,322	Torchmark Corp.	324,965
31,111	Travelers Cos., Inc. (The)	1,516,039
24,126	Unum Group	505,681
23,100	XL Group PLC (Class A Stock)	434,280

		28,106,599

Internet & Catalog Retail 1.0%
27,100	Amazon.com, Inc.(a)(b)	5,859,833
17,300	Expedia, Inc.	445,475
3,200	NetFlix, Inc.(b)	362,112
3,700	priceline.com, Inc.(a)(b)	1,663,002

		8,330,422

Internet Software & Services 1.8%
15,500	Akamai Technologies, Inc.(b)	308,140
87,600	eBay, Inc.(b)	2,583,324
19,050	Google, Inc. (Class A Stock)(b)	9,798,939
7,000	Monster Worldwide, Inc.(b)	50,260
13,200	VeriSign, Inc.	377,652
101,200	Yahoo!, Inc.(b)	1,331,792

		14,450,107

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

IT Services 3.9%
47,500	Accenture PLC (Class A Stock)	$2,502,300
37,778	Automatic Data Processing, Inc.(a)	1,781,233
23,300	Cognizant Technology Solutions Corp. (Class A Stock)(b)	1,460,910
12,751	Computer Sciences Corp.	342,364
20,500	Fidelity National Information Services, Inc.	498,560
11,600	Fiserv, Inc.(b)	588,932
91,234	International Business Machines Corp.(a)	15,968,687
7,900	MasterCard, Inc. (Class A Stock)	2,505,564
23,425	Paychex, Inc.(a)	617,717
21,600	SAIC, Inc.(a)(b)	255,096
11,400	Teradata Corp.(b)	610,242
12,171	Total System Services, Inc.	206,055
37,700	Visa, Inc. (Class A Stock)	3,231,644
49,852	Western Union Co. (The)	762,237

		31,331,541

Leisure Equipment & Products 0.1%
9,654	Hasbro, Inc.(a)	314,817
28,113	Mattel, Inc.(a)	727,846

		1,042,663

Life Sciences Tools & Services 0.5%
27,398	Agilent Technologies, Inc.(b)	856,188
14,452	Life Technologies Corp.(b)	555,390
9,670	PerkinElmer, Inc.	185,761
29,802	Thermo Fisher Scientific, Inc.(b)	1,509,173
7,100	Waters Corp.(a)(b)	535,979

		3,642,491

Machinery 1.8%
48,856	Caterpillar, Inc.	3,607,527
15,116	Cummins, Inc.	1,234,372
31,980	Deere & Co.	2,064,949
14,762	Dover Corp.	687,909
26,508	Eaton Corp.	941,034
4,400	Flowserve Corp.	325,600
37,136	Illinois Tool Works, Inc.	1,544,858
24,700	Ingersoll-Rand PLC	693,823
7,300	Joy Global, Inc.	455,374
28,264	PACCAR, Inc.(a)	955,888

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	21

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d.)
8,404	Pall Corp.	$356,330
12,438	Parker Hannifin Corp.	785,211
4,542	Snap-On, Inc.	201,665
13,188	Stanley Black & Decker, Inc.	647,531

		14,502,071

Media 3.0%
17,500	Cablevision Systems Corp. (Class A Stock)	275,275
51,276	CBS Corp. (Class B Stock)(a)	1,045,005
209,385	Comcast Corp. (Class A Stock)	4,376,146
59,000	DIRECTV (Class A Stock)(a)(b)	2,492,750
21,200	Discovery Communications, Inc. (Class A Stock)(a)(b)	797,544
18,489	Gannett Co., Inc.	176,200
34,888	Interpublic Group of Cos., Inc. (The)	251,194
22,100	McGraw-Hill Cos., Inc. (The)(a)	906,100
175,000	News Corp. (Class A Stock)	2,707,250
21,634	Omnicom Group, Inc.	796,997
7,500	Scripps Networks Interactive, Inc. (Class A Stock)(a)	278,775
79,074	Time Warner, Inc.(a)	2,369,848
24,781	Time Warner Cable, Inc.	1,553,025
45,576	Viacom, Inc. (Class B Stock)	1,765,614
141,813	Walt Disney Co. (The)	4,277,080
400	Washington Post Co. (The) (Class B Stock)(a)	130,788

		24,199,591

Metals & Mining 0.9%
6,000	AK Steel Holding Corp.(a)	39,240
83,644	Alcoa, Inc.	800,473
6,218	Allegheny Technologies, Inc.	230,004
10,900	Cliffs Natural Resources, Inc.	557,753
73,092	Freeport-McMoRan Copper & Gold, Inc.	2,225,651
38,197	Newmont Mining Corp.	2,402,591
24,512	Nucor Corp.	775,560
4,000	Titanium Metals Corp.	59,920
9,809	United States Steel Corp.(a)	215,896

		7,307,088

Multiline Retail 0.8%
5,424	Big Lots, Inc.(a)(b)	188,918
9,100	Family Dollar Stores, Inc.	462,826

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Multiline Retail (cont’d.)
11,484	J.C. Penney Co., Inc.	$307,542
22,800	Kohl’s Corp.	1,119,480
34,782	Macy’s, Inc.	915,462
13,400	Nordstrom, Inc.	612,112
2,907	Sears Holdings Corp.(a)(b)	167,211
51,582	Target Corp.	2,529,581

		6,303,132

Multi-Utilities 1.5%
18,769	Ameren Corp.	558,753
28,579	CenterPoint Energy, Inc.	560,720
16,900	CMS Energy Corp.	334,451
21,651	Consolidated Edison, Inc.(a)	1,234,540
44,204	Dominion Resources, Inc.	2,244,237
13,087	DTE Energy Co.	641,525
5,808	Integrys Energy Group, Inc.(a)	282,385
24,000	NiSource, Inc.	513,120
29,752	PG&E Corp.	1,258,807
38,794	Public Service Enterprise Group, Inc.	1,294,556
6,900	SCANA Corp.(a)	279,105
18,598	Sempra Energy	957,797
15,900	TECO Energy, Inc.	272,367
18,800	Wisconsin Energy Corp.	588,252
35,383	Xcel Energy, Inc.	873,606

		11,894,221

Office Electronics 0.1%
110,100	Xerox Corp.	767,397

Oil, Gas & Consumable Fuels 9.5%
16,552	Alpha Natural Resources, Inc.(a)(b)	292,805
37,536	Anadarko Petroleum Corp.	2,366,645
29,548	Apache Corp.	2,370,931
7,900	Cabot Oil & Gas Corp.	489,089
50,200	Chesapeake Energy Corp.	1,282,610
153,592	Chevron Corp.	14,210,332
106,557	ConocoPhillips(a)	6,747,189
17,500	Consol Energy, Inc.	593,775
30,900	Denbury Resources, Inc.(b)	355,350
33,100	Devon Energy Corp.	1,835,064

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	23

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
56,304	El Paso Corp.	$984,194
19,800	EOG Resources, Inc.	1,405,998
11,600	EQT Corp.	618,976
371,552	Exxon Mobil Corp.(a)	26,985,822
23,534	Hess Corp.	1,234,594
56,578	Marathon Oil Corp.	1,220,953
28,289	Marathon Petroleum Corp.	765,500
15,000	Murphy Oil Corp.	662,400
10,400	Newfield Exploration Co.(b)	412,776
13,700	Noble Energy, Inc.	969,960
62,076	Occidental Petroleum Corp.	4,438,434
20,200	Peabody Energy Corp.(a)	684,376
8,800	Pioneer Natural Resources Co.	578,776
12,700	QEP Resources, Inc.(a)	343,789
12,000	Range Resources Corp.	701,520
27,500	Southwestern Energy Co.(b)	916,575
50,284	Spectra Energy Corp.	1,233,467
9,328	Sunoco, Inc.(a)	289,261
10,000	Tesoro Corp.(a)(b)	194,700
43,100	Valero Energy Corp.	766,318
45,792	Williams Cos., Inc. (The)	1,114,577

		77,066,756

Paper & Forest Products 0.1%
31,584	International Paper Co.	734,328
14,135	MeadWestvaco Corp.	347,156

		1,081,484

Personal Products 0.2%
31,944	Avon Products, Inc.	626,102
7,400	Estee Lauder Cos., Inc. (The) (Class A Stock)	650,016

		1,276,118

Pharmaceuticals 6.1%
120,374	Abbott Laboratories	6,155,926
23,264	Allergan, Inc.	1,916,488
130,079	Bristol-Myers Squibb Co.	4,081,879
76,897	Eli Lilly & Co.	2,842,882
22,400	Forest Laboratories, Inc.(b)	689,696
12,507	Hospira, Inc.(b)	462,759

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)
208,069	Johnson & Johnson	$13,256,076
235,533	Merck & Co., Inc.	7,704,285
31,700	Mylan, Inc.(b)	538,900
600,023	Pfizer, Inc.	10,608,407
9,700	Watson Pharmaceuticals, Inc.(b)	662,025

		48,919,323

Professional Services 0.1%
3,600	Dun & Bradstreet Corp. (The)	220,536
9,430	Equifax, Inc.	289,878
10,400	Robert Half International, Inc.(a)	220,688

		731,102

Real Estate Investment Trusts 1.6%
9,080	Apartment Investment & Management Co. (Class A Stock)	200,850
6,011	AvalonBay Communities, Inc.(a)	685,555
11,200	Boston Properties, Inc.	997,920
22,000	Equity Residential(a)	1,141,140
30,100	HCP, Inc.(a)	1,055,306
14,700	Health Care REIT, Inc.(a)	687,960
51,336	Host Hotels & Resorts, Inc.(a)	561,616
31,000	Kimco Realty Corp.	465,930
9,800	Plum Creek Timber Co., Inc.(a)	340,158
32,737	ProLogis, Inc.	793,872
10,400	Public Storage	1,158,040
23,139	Simon Property Group, Inc.(a)	2,544,827
22,133	Ventas, Inc.(a)	1,093,370
12,584	Vornado Realty Trust(a)	939,018
42,759	Weyerhaeuser Co.	664,902

		13,330,464

Real Estate Management & Development
21,600	CBRE, Inc. (Class A Stock)(b)	290,736

Road & Rail 0.8%
87,718	CSX Corp.	1,637,695
27,311	Norfolk Southern Corp.	1,666,517
3,721	Ryder System, Inc.	139,575
37,858	Union Pacific Corp.	3,091,863

		6,535,650

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	25

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 2.3%
43,124	Advanced Micro Devices, Inc.(a)(b)	$219,070
24,300	Altera Corp.	766,179
23,600	Analog Devices, Inc.(a)	737,500
103,088	Applied Materials, Inc.	1,066,961
33,800	Broadcom Corp. (Class A Stock)	1,125,202
3,500	First Solar, Inc.(a)(b)	221,235
404,488	Intel Corp.	8,627,729
13,620	KLA-Tencor Corp.	521,373
17,500	Linear Technology Corp.	483,875
49,844	LSI Corp.(b)	258,192
15,300	MEMC Electronic Materials, Inc.(b)	80,172
10,800	Microchip Technology, Inc.(a)	335,988
63,616	Micron Technology, Inc.(b)	320,625
6,900	Novellus Systems, Inc.(a)(b)	188,094
45,800	NVIDIA Corp.(a)(b)	572,500
14,100	Teradyne, Inc.(a)(b)	155,241
88,352	Texas Instruments, Inc.	2,354,581
16,900	Xilinx, Inc.	463,736

		18,498,253

Software 3.8%
38,840	Adobe Systems, Inc.(b)	938,763
17,820	Autodesk, Inc.(b)	495,040
13,100	BMC Software, Inc.(b)	505,136
28,858	CA, Inc.	560,134
14,600	Citrix Systems, Inc.(b)	796,138
16,600	Compuware Corp.(b)	127,156
23,300	Electronic Arts, Inc.(b)	476,485
22,400	Intuit, Inc.(b)	1,062,656
566,012	Microsoft Corp.	14,088,039
298,240	Oracle Corp.	8,571,417
14,800	Red Hat, Inc.(b)	625,448
9,350	Salesforce.com, Inc.(a)(b)	1,068,518
60,217	Symantec Corp.(b)	981,537

		30,296,467

Specialty Retail 1.9%
5,600	Abercrombie & Fitch Co. (Class A Stock)	344,736
4,423	AutoNation, Inc.(a)(b)	144,986
1,900	AutoZone, Inc.(b)	606,461

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
19,900	Bed Bath & Beyond, Inc.(b)	$1,140,469
26,600	Best Buy Co., Inc.	619,780
15,000	CarMax, Inc.(b)	357,750
11,700	GameStop Corp. (Class A Stock)(a)(b)	270,270
33,513	Gap, Inc. (The)(a)	544,251
120,784	Home Depot, Inc. (The)(a)	3,970,170
22,022	Limited Brands, Inc.	848,067
97,396	Lowe’s Cos., Inc.	1,883,639
10,100	O’Reilly Automotive, Inc.(b)	672,963
9,400	Ross Stores, Inc.	739,686
58,625	Staples, Inc.	779,713
7,900	Tiffany & Co.	480,478
30,532	TJX Cos., Inc.	1,693,610
9,200	Urban Outfitters, Inc.(a)(b)	205,344

		15,302,373

Textiles, Apparel & Luxury Goods 0.6%
22,400	Coach, Inc.	1,160,992
29,276	NIKE, Inc. (Class B Stock)	2,503,391
4,800	Ralph Lauren Corp.	622,560
6,134	VF Corp.	745,403

		5,032,346

Thrifts & Mortgage Finance 0.1%
40,900	Hudson City Bancorp, Inc.	231,494
26,700	People’s United Financial, Inc.(a)	304,380

		535,874

Tobacco 1.8%
159,379	Altria Group, Inc.	4,272,951
11,060	Lorillard, Inc.	1,224,342
134,979	Philip Morris International, Inc.	8,419,990
26,200	Reynolds American, Inc.	981,976

		14,899,259

Trading Companies & Distributors 0.2%
22,000	Fastenal Co.(a)	732,160
4,574	W.W. Grainger, Inc.(a)	683,996

		1,416,156

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	27

Portfolio of Investments

as of September 30, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Wireless Telecommunication Services 0.3%
29,000	American Tower Corp. (Class A Stock)(b)	$1,560,200
20,000	MetroPCS Communications, Inc.(b)	174,200
234,774	Sprint Nextel Corp.(b)	713,713

		2,448,113

	TOTAL LONG-TERM INVESTMENTS (cost $471,144,354)	785,891,449

SHORT-TERM INVESTMENTS 14.6%

Affiliated Money Market Mutual Fund 14.4%
116,228,302	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $116,228,302; includes $96,424,192 of cash collateral received for securities on loan) (Note 3)(c)(d)(e)	116,228,302

Principal Amount (000)
U.S. TREASURY SECURITY 0.2%
$ 2,000	U.S. Treasury Bill, 0.575%, 06/28/12 (cost $1,999,134)(f)(g)	1,998,700

	TOTAL SHORT-TERM INVESTMENTS (cost $118,227,436)	118,227,002

	TOTAL INVESTMENTS 111.9% (cost $589,371,790; Note 5)	904,118,451
	Liabilities in excess of other assets(h) (11.9%)	(96,429,788)

	NET ASSETS 100.0%	$807,688,663

The following abbreviation is used in the portfolio descriptions:

REIT—Real Estate Investment Trust

(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $91,181,445; cash collateral of $96,424,192 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Non-income producing security.
(c)	Affiliated security.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(f)	Rate quoted represents yield-to-maturity as of purchase date.
(g)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

(h)	Includes net unrealized depreciation on the following derivative contracts held at reporting period end:

Open futures contracts outstanding at September 30, 2011:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2011	Unrealized Depreciation
	Long Positions:
26	S&P 500 E-mini Futures	Dec. 2011	$1,530,806	$1,463,800	$(67,006)
74	S&P 500 Index Futures	Dec. 2011	21,489,825	20,831,000	(658,825)

					$(725,831)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$785,891,449	$—	$—
U.S. Treasury Security	—	1,998,700	—
Affiliated Money Market Mutual Fund	116,228,302	—	—
Other Financial Instruments*		—	—
Futures	(725,831)	—	—

Total	$901,393,920	$1,998,700	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/ depreciation on the instrument.

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	29

Portfolio of Investments

as of September 30, 2011 continued

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2011 were as follows:

Affiliated Money Market Mutual Fund (including 11.9% of collateral received for securities on loan)	14.4%
Oil, Gas & Consumable Fuels	9.5
Pharmaceuticals	6.1
Computers & Peripherals	4.7
IT Services	3.9
Software	3.8
Insurance	3.5
Media	3.0
Diversified Telecommunication Services	2.9
Beverages	2.8
Diversified Financial Services	2.8
Aerospace & Defense	2.6
Commercial Banks	2.5
Food & Staples Retailing	2.4
Household Products	2.4
Industrial Conglomerates	2.4
Semiconductors & Semiconductor Equipment	2.3
Electric Utilities	2.1
Healthcare Providers & Services	2.1
Chemicals	2.0
Communications Equipment	2.0
Food Products	1.9
Healthcare Equipment & Supplies	1.9
Hotels, Restaurants & Leisure	1.9
Specialty Retail	1.9
Capital Markets	1.8
Energy Equipment & Services	1.8
Internet Software & Services	1.8
Machinery	1.8
Tobacco	1.8
Real Estate Investment Trusts	1.6
Multi-Utilities	1.5
Biotechnology	1.3
Air Freight & Logistics	1.0
Internet & Catalog Retail	1.0
Metals & Mining	0.9%
Consumer Finance	0.8
Multiline Retail	0.8
Road & Rail	0.8
Textiles, Apparel & Luxury Goods	0.6
Commercial Services & Supplies	0.5
Life Sciences Tools & Services	0.5
Automobiles	0.4
Electrical Equipment	0.4
Electronic Equipment, Instruments & Components	0.3
Wireless Telecommunication Services	0.3
Auto Components	0.2
Independent Power Producers & Energy Traders	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
U.S. Treasury Security	0.2
Airlines	0.1
Construction & Engineering	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Healthcare Technology	0.1
Home Builders	0.1
Household Durables	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1

111.9
Liabilities in excess of other assets	(11.9)

100.0%

See Notes to Financial Statements.

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The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity contracts	—	$—	Due to broker—variation margin	$(725,831	)*

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Portfolio of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$1,664,092

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$(1,052,012)

For the year ended September 30, 2011, the Fund’s average value at trade date for futures long position was $25,317,144.

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	31

Statement of Assets and Liabilities

as of September 30, 2011

Assets
Investments at value, including securities on loan of $91,181,445:
Unaffiliated Investments (cost $471,983,221)	$786,142,271
Affiliated Investments (cost $117,388,569)	117,976,180
Cash	14,304
Dividends and interest receivable	1,127,308
Receivable for Fund shares sold	470,219
Receivable for investments sold	348,474
Prepaid expenses	16,873

Total assets	906,095,629

Liabilities
Payable to broker for collateral for securities on loan	96,424,192
Payable for Fund shares reacquired	1,011,171
Due to broker—variation margin	598,240
Affiliated transfer agent fee payable	139,498
Accrued expenses	130,083
Management fee payable	55,407
Distribution fee payable	48,375

Total liabilities	98,406,966

Net assets	$807,688,663

Net assets were comprised of:
Shares of beneficial interest, at par	$32,012
Paid-in capital in excess of par	549,125,944

549,157,956
Undistributed net investment income	11,706,887
Accumulated net realized loss on investment and financial futures transactions	(67,197,010)
Net unrealized appreciation on investments and financial futures contracts	314,020,830

Net assets, September 30, 2011	$807,688,663

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($118,690,653 ÷ 4,716,614 shares of beneficial interest issued and outstanding)	$25.16
Maximum sales charge (3.25% of offering price)	0.85

Maximum offering price to public	$26.01

Class B
Net asset value, offering price and redemption price per share ($324,937 ÷ 12,950 shares of beneficial interest issued and outstanding)	$25.09

Class C
Net asset value, offering price and redemption price per share ($20,350,882 ÷ 814,380 shares of beneficial interest issued and outstanding)	$24.99

Class I
Net asset value, offering price and redemption price per share ($331,595,308 ÷ 13,130,078 shares of beneficial interest issued and outstanding)	$25.25

Class Z
Net asset value, offering price and redemption price per share ($336,726,883 ÷ 13,338,301 shares of beneficial interest issued and outstanding)	$25.25

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	33

Statement of Operations

Year Ended September 30, 2011

Net Investment Income
Income
Unaffiliated dividend income	$17,945,018
Affiliated income from securities loaned, net	115,919
Affiliated dividend income	97,677
Unaffiliated interest	3,848

Total income	18,162,462

Expenses
Management fee	2,750,943
Distribution fee—Class A	394,695
Distribution fee—Class B	30,290
Distribution fee—Class C	238,839
Transfer agent fee—Class A (including affiliated expense of $88,200)	167,000
Transfer agent fee—Class B (including affiliated expense of $7,600)	18,000
Transfer agent fee—Class C (including affiliated expense of $4,200)	12,000
Transfer agent fee—Class I (including affiliated expense of $225,300)	267,000
Transfer agent fee—Class Z (including affiliated expense of $470,700)	503,000
Custodian’s fees and expenses	118,000
Registration fees	85,000
Reports to shareholders	50,000
Trustees’ fees	33,000
Legal fees and expenses	30,000
Audit fee	23,000
Insurance	19,000
Miscellaneous	17,580

Total expenses	4,757,347
Less: Management fee waiver (Note 2)	(2,017,358)

Net expenses	2,739,989

Net investment income	15,422,473

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	7,034,318
Financial futures transactions	1,664,092

8,698,410

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(273,036))	(11,587,424)
Financial futures contracts	(1,052,012)

(12,639,436)

Net loss on investments	(3,941,026)

Net Increase In Net Assets Resulting From Operations	$11,481,447

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$15,422,473	$14,631,172
Net realized gain on investment transactions	8,698,410	27,104,455
Net change in unrealized appreciation (depreciation) on investments	(12,639,436)	35,693,576

Net increase in net assets resulting from operations	11,481,447	77,429,203

Dividends from net investment income (Note 1)
Class A	(1,709,401)	(1,492,327)
Class B	(32,025)	(115,611)
Class C	(204,275)	(226,150)
Class I	(6,422,273)	(6,418,487)
Class Z	(6,227,464)	(7,748,518)

	(14,595,438)	(16,001,093)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	184,413,694	179,697,499
Net asset value of shares issued in reinvestment of dividends	14,185,828	14,343,829
Cost of shares reacquired	(205,569,546)	(284,285,080)

Net decrease in net assets from Fund share transactions	(6,970,024)	(90,243,752)

Total decrease	(10,084,015)	(28,815,642)

Net Assets:
Beginning of year	817,772,678	846,588,320

End of year(a)	$807,688,663	$817,772,678

(a) Includes undistributed net investment income of:	$11,706,887	$10,879,852

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	35

Notes to Financial Statements

The Prudential Investment Portfolios 8 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Trust was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Prudential Stock Index Fund (the “Fund”). Investment operations of the Fund commenced on November 5, 1992. The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price.

Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadviser(s); to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before

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the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities, which mature in more than sixty days, are valued at fair value.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts. The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	37

Notes to Financial Statements

continued

Risk: Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis.

Net investment income or loss (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

Dividends and Distributions: Dividends from net investment income and distributions from net capital and currency gains in excess of a capital loss carryforward, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid in capital in excess of par, as appropriate.

38	Visit our website at www.prudentialfunds.com

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA furnishes investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. PI pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .30% of the average daily net assets of the Fund up to $1 billion and .25% in excess of $1 billion. Effective June 1, 2007 to January 31, 2013, the Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08% of the average daily net assets of Fund. The effective management fee rate was .08% of the average daily net assets for the year ended September 30, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, B and C plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class I and Class Z shares of the Fund.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	39

Notes to Financial Statements

continued

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it received $46,828 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2011. From these fees, PIMS paid sales charges to dealers who in turn paid commissions to salespersons, and incurred other distribution costs.

PIMS has advised the Fund that for the year ended September 30, 2011, it received $1, $891 and $2,023 in contingent deferred sales charges imposed upon certain redemptions by Class A, Class B and Class C shareholders, respectively.

PI, QMA and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund’s Class I and Class Z shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of the Class I and Class Z shares, respectively. Classes A, B, and C each compensate PMFS for its services as they are incurred.

Prudential Investment Management Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended September 30, 2011, PIM has been compensated approximately $34,600 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

40	Visit our website at www.prudentialfunds.com

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2011 aggregated $47,146,997 and $51,867,227 respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net realized loss on investment and financial futures transactions and paid-in capital in excess of par. For the year ended September 30, 2011, the adjustments were to decrease accumulated net realized loss on investment and financial futures transactions and decrease paid-in capital in excess of par by $35,146,956 due to write off of capital loss carryforward due to expiration. Net investment income, net realized gain on investment and financial futures transactions and net assets were not affected by this change.

For the years ended September 30, 2011 and 2010, the tax character of dividends paid, as reflected in the Statement of Changes in Net Assets were $14,595,438 and $16,001,093 of ordinary income, respectively.

As of September 30, 2011, the accumulated undistributed ordinary income on a tax basis was $11,705,158. This amount differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$607,147,875	$350,380,448	$(53,409,872)	$296,970,576

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, Lehman Brothers securities adjustments and other tax adjustment.

For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2011 of approximately $50,145,000 of which $1,967,000 expires in

Prudential Investment Portfolios 8/Prudential Stock Index Fund	41

Notes to Financial Statements

continued

2012, $16,903,000 expires in 2013 and $31,275,000 expires in 2014. The Fund utilized approximately $9,339,000 of its capital loss carryforward to offset net taxable gains realized in the year ended September 30, 2011. In addition, approximately $35,147,000 of its capital loss carryforward was written off unused due to expiration. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provisions for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge, although they are not subject to an initial sales charge. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are sold with a contingent deferred sales charge (“CDSC”) which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a CDSC of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are not available for purchase by new investors. Class I and Class Z shares are

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not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value, currently of one series, divided into five classes, designated Class A, Class B, Class C, Class I and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2011:
Shares sold	866,753	$24,283,951
Shares issued in reinvestment of dividends	58,938	1,526,488
Shares reacquired	(901,238)	(25,255,913)

Net increase (decrease) in shares outstanding before conversion	24,453	554,526
Shares issued upon conversion from Class B	190,822	5,324,080
Shares reacquired upon conversion into Class Z	(12,900)	(371,193)

Net increase (decrease) in shares outstanding	202,375	$5,507,413

Year ended September 30, 2010:
Shares sold	1,552,533	$38,919,232
Shares issued in reinvestment of dividends	53,504	1,301,741
Shares reacquired	(1,102,194)	(27,058,125)

Net increase (decrease) in shares outstanding before conversion	503,843	13,162,848
Shares issued upon conversion from Class B	106,132	2,604,704

Net increase (decrease) in shares outstanding	609,975	$15,767,552

Class B
Year ended September 30, 2011:
Shares sold	5,691	$159,889
Shares issued in reinvestment of dividends	1,186	30,736
Shares reacquired	(18,179)	(503,570)

Net increase (decrease) in shares outstanding before conversion	(11,302)	(312,945)
Shares reacquired upon conversion into Class A	(191,606)	(5,324,080)

Net increase (decrease) in shares outstanding	(202,908)	$(5,637,025)

Year ended September 30, 2010:
Shares sold	7,846	$188,732
Shares issued in reinvestment of dividends	4,645	113,093
Shares reacquired	(226,652)	(5,532,298)

Net increase (decrease) in shares outstanding before conversion	(214,161)	(5,230,473)
Shares reacquired upon conversion into Class A	(106,490)	(2,604,704)

Net increase (decrease) in shares outstanding	(320,651)	$(7,835,177)

Prudential Investment Portfolios 8/Prudential Stock Index Fund	43

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended September 30, 2011:
Shares sold	54,670	$1,524,002
Shares issued in reinvestment of dividends	7,495	193,762
Shares reacquired	(145,807)	(4,035,809)

Net increase (decrease) in shares outstanding	(83,642)	$(2,318,045)

Year ended September 30, 2010:
Shares sold	69,906	$1,712,811
Shares issued in reinvestment of dividends	8,930	217,005
Shares reacquired	(168,130)	(4,091,889)

Net increase (decrease) in shares outstanding	(89,294)	$(2,162,073)

Class I
Year ended September 30, 2011:
Shares sold	2,759,652	$75,374,077
Shares issued in reinvestment of dividends	240,318	6,226,630
Shares reacquired	(2,566,290)	(71,941,082)

Net increase (decrease) in shares outstanding	433,680	$9,659,625

Year ended September 30, 2010:
Shares sold	1,502,335	$36,871,979
Shares issued in reinvestment of dividends	239,323	5,822,730
Shares reacquired	(2,864,500)	(70,324,918)

Net increase (decrease) in shares outstanding	(1,122,842)	$(27,630,209)

Class Z
Year ended September 30, 2011:
Shares sold	2,952,348	$83,071,775
Shares issued in reinvestment of dividends	239,607	6,208,212
Shares reacquired	(3,734,041)	(103,833,172)

Net increase (decrease) in shares outstanding before conversion	(542,086)	(14,553,185)
Shares issued upon conversion from Class A	12,874	371,193

Net increase (decrease) in shares outstanding	(529,212)	$(14,181,992)

Year ended September 30, 2010:
Shares sold	4,139,238	$102,004,745
Shares issued in reinvestment of dividends	283,043	6,889,260
Shares reacquired	(7,284,071)	(177,277,850)

Net increase (decrease) in shares outstanding	(2,861,790)	$(68,383,845)

44	Visit our website at www.prudentialfunds.com

Note 7. Borrowing

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of 0.15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended September 30, 2011.

Note 8. Dividends to Shareholders

Subsequent to the fiscal year end, the Fund declared ordinary income dividends on November 14, 2011 to shareholders of record on November 15, 2011. The ex-dividend date was November 16, 2011. The per share amounts declared were as follows:

Ordinary Income
Class A	$0.4379
Class B	$0.0278
Class C	$0.2658
Class I	$0.5396
Class Z	$0.5226

Note 9. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements.” The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time,

Prudential Investment Portfolios 8/Prudential Stock Index Fund	45

Notes to Financial Statements

continued

management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

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Financial Highlights

Class A Shares
	Year Ended September 30,
	2011(e)	2010(e)	2009(e)	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.34	$23.48	$26.17	$34.18	$29.98
Income (loss) from investment operations:
Net investment income	.40	.37	.42	.53	.46
Net realized and unrealized gain (loss) on investment transactions	(.20)	1.88	(2.51)	(8.04)	4.23
Total from investment operations	.20	2.25	(2.09)	(7.51)	4.69
Less Dividends:
Dividends from net investment income	(.38)	(.39)	(.60)	(.50)	(.49)
Net asset value, end of year	$25.16	$25.34	$23.48	$26.17	$34.18
Total Return(b):	.74%	9.63%	(7.22)%	(22.23)%	15.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$118,691	$114,403	$91,654	$90,714	$113,940
Average net assets (000)	$131,565	$104,488	$74,427	$103,974	$97,885
Ratios to average net assets(a)(d):
Expenses, including distribution and service (12b-1) fees	.55%	.56%	.61%	.49% (c)	.59%	(c)
Expenses, excluding distribution and service (12b-1) fees	.25%	.26%	.31%	.21%	.34%
Net investment income	1.43%	1.50%	2.10%	1.70%	1.44%
For Class A, B, C, I and Z shares:
Portfolio turnover rate	5%	5%	6%	4%	3%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .77%, .78%, .83%, .70% and .67% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .47%, .48%, .53%, .42% and .42% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income ratios would have been 1.21%, 1.28%, 1.88%, 1.49% and 1.36% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through January 31, 2008.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	47

Financial Highlights

continued

Class B Shares
	Year Ended September 30,
	2011(d)	2010(d)	2009(d)	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.18	$23.37	$25.92	$33.86	$29.70
Income (loss) from investment operations:
Net investment income	.07	.15	.27	.23	.20
Net realized and unrealized gain (loss) on investment transactions	(.01)	1.88	(2.43)	(7.92)	4.22
Total from investment operations	.06	2.03	(2.16)	(7.69)	4.42
Less Dividends:
Dividends from net investment income	(.15)	(.22)	(.39)	(.25)	(.26)
Net asset value, end of year	$25.09	$25.18	$23.37	$25.92	$33.86
Total Return(b):	.23%	8.73%	(7.86)%	(22.85)%	14.96%

Ratios/Supplemental Data:
Net assets, end of year (000)	$325	$5,435	$12,538	$29,580	$64,637
Average net assets (000)	$3,029	$9,615	$15,863	$47,301	$77,195
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	1.73%	1.46%	1.45%	1.31%	1.34%
Expenses, excluding distribution and service (12b-1) fees	.73%	.46%	.45%	.31%	.34%
Net investment income	.27%	.60%	1.37%	.94%	.68%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.95%, 1.68%, 1.67%, 1.52% and 1.52% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .95%, .68%, .67%, .52% and .52% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income ratios would have been .05%, .38%, 1.15%, .73% and .50% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C Shares
	Year Ended September 30,
	2011(d)	2010(d)	2009(d)	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.18	$23.33	$25.90	$33.86	$29.71
Income (loss) from investment operations:
Net investment income	.23	.21	.26	.25	.21
Net realized and unrealized gain (loss) on investment transactions	(.19)	1.87	(2.45)	(7.96)	4.20
Total from investment operations	.04	2.08	(2.19)	(7.71)	4.41
Less Dividends:
Dividends from net investment income	(.23)	(.23)	(.38)	(.25)	(.26)
Net asset value, end of year	$24.99	$25.18	$23.33	$25.90	$33.86
Total Return(b):	.14%	8.96%	(7.98)%	(22.91)%	14.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,351	$22,615	$23,032	$28,701	$45,085
Average net assets (000)	$23,884	$23,196	$20,821	$37,334	$44,982
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	1.17%	1.19%	1.41%	1.36%	1.36%
Expenses, excluding distribution and service (12b-1) fees	.17%	.19%	.41%	.36%	.36%
Net investment income	.81%	.86%	1.33%	.85%	.67%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been 1.39%, 1.41%, 1.63%, 1.57% and 1.47% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .39%, .41%, .63%, .57% and .47% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income ratios would have been .59%, .64%, 1.11%, .64% and .56% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	49

Financial Highlights

continued

Class I Shares
	Year Ended September 30,
	2011(d)	2010(d)	2009(d)	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.43	$23.55	$26.26	$34.31	$30.08
Income (loss) from investment operations:
Net investment income	.50	.46	.51	.71	.62
Net realized and unrealized gain (loss) on investment transactions	(.21)	1.89	(2.54)	(8.16)	4.20
Total from investment operations	.29	2.35	(2.03)	(7.45)	4.82
Less Dividends:
Dividends from net investment income	(.47)	(.47)	(.68)	(.60)	(.59)
Net asset value, end of year	$25.25	$25.43	$23.55	$26.26	$34.31
Total Return(b):	1.08%	10.08%	(6.85)%	(22.02)%	16.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$331,595	$322,850	$325,476	$399,244	$703,556
Average net assets (000)	$376,719	$321,048	$288,944	$567,523	$741,032
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	.19%	.20%	.21%	.19%	.26%
Expenses, excluding distribution and service (12b-1) fees	.19%	.20%	.21%	.19%	.26%
Net investment income	1.79%	1.85%	2.53%	2.03%	1.77%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .41%, .42%, .43%, .40% and .34% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .41%, .42%, .43%, .40% and .34% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income ratios would have been 1.57%, 1.63%, 2.31%, 1.82% and 1.69% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class Z Shares
	Year Ended September 30,
	2011(d)	2010(d)	2009(d)	2008	2007
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$25.42	$23.54	$26.25	$34.29	$30.07
Income (loss) from investment operations:
Net investment income	.48	.44	.50	.63	.60
Net realized and unrealized gain (loss) on investment transactions	(.20)	1.90	(2.54)	(8.09)	4.19
Total from investment operations	.28	2.34	(2.04)	(7.46)	4.79
Less Dividends:
Dividends from net investment income	(.45)	(.46)	(.67)	(.58)	(.57)
Net asset value, end of year	$25.25	$25.42	$23.54	$26.25	$34.29
Total Return(b):	1.06%	10.03%	(6.93)%	(22.05)%	16.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$336,727	$352,470	$393,887	$480,992	$693,797
Average net assets (000)	$381,784	$383,488	$351,797	$599,595	$684,731
Ratios to average net assets(a)(c):
Expenses, including distribution and service (12b-1) fees	.25%	.26%	.26%	.24%	.34%
Expenses, excluding distribution and service (12b-1) fees	.25%	.26%	.26%	.24%	.34%
Net investment income	1.73%	1.79%	2.48%	1.96%	1.69%

(a) Net of expense subsidy and/or management fee waiver, where applicable. If the investment manager had not reimbursed/waived expenses, the expense ratios including distribution and service (12b-1) fees would have been .47%, .48%, .48%, .45% and .42% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The expense ratios excluding distribution and service (12b-1) fees would have been .47%, .48%, .48%, .45% and .42% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively. The net investment income ratios would have been 1.51%, 1.57%, 2.26%, 1.75% and 1.61% for the years ended September 30, 2011, 2010, 2009, 2008 and 2007, respectively.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total return includes the effect of expense subsidies.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 8:

We have audited the accompanying statement of assets and liabilities of Prudential Stock Index Fund of Prudential Investment Portfolios 8 (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 21, 2011

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (September 30, 2011) as to the federal income tax status of dividends paid by the Fund during such year. We are advising you that during its year ended September 30, 2011, the Fund paid ordinary income dividends of $0.380 per share for Class A, $0.152 per share for Class B, $0.232 per share for Class C, $0.467 per share for Class I and $0.450 per share for Class Z, which are taxable as such.

For the year ended September 30, 2011 the Fund designates the maximum amount allowable, under Section 854 of the Internal Revenue Code, of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Stock Index Fund	100%	100%

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2011.

Prudential Investment Portfolios 8/Prudential Stock Index Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year in which each individual joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1996; Richard A. Redeker, 1996; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year in which each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
■	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.
■	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Stock Index Fund (the “Fund”)1 consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the trustees of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined solely by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not

[1]	Prudential Stock Index Fund is a series of Prudential Investment Portfolios 8.

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Trustees of the Fund. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also reviewed the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance. The Board considered that the Fund’s gross performance in relation to its Peer Universe (the Lipper S&P 500 Index Funds Performance Universe) was in the first quartile for the three-, five- and 10-year periods, and in the third quartile for the one-year period. The Board noted that the Fund’s performance was in the first quartile for the first quarter of 2011. The Board also considered that the Fund outperformed its benchmark index for all periods. The Board concluded that, in light of the Fund’s competitive performance, it would be in the interest of the Fund and its shareholders for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) ranked in the Expense Group’s second quartile, and that total expenses ranked in the Expense Group’s first quartile. The Board considered that PI has agreed to waive its management fee down to 0.080% of the Fund’s average daily net assets through January 31, 2012. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2010 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board

Prudential Investment Portfolios 8/Prudential Stock Index Fund

Approval of Advisory Agreements (continued)

concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but at the current level of assets, the Fund does not realize the effect of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale.

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to the reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the interest of the Fund and its shareholders.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer
and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer •
Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer •
Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary •
John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary •
M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q under the Prudential Investment Portfolios 8 name. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL STOCK INDEX FUND

SHARE CLASS	A	B	C	I	Z
NASDAQ	PSIAX	PBSIX	PSICX	PDSIX	PSIFX
CUSIP	74441F108	74441F207	74441F306	74441F405	74441F504

MF174E    0213277-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2011 and September 30, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,500 and $22,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 21, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	November 21, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	November 21, 2011